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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20546

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                 NEON SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


               DELAWARE                               76-0345839

(State of incorporation or organization)    (I.R.S. Employer Identification No.)

14100 SOUTHWEST FREEWAY, SUITE 500, SUGAR LAND, TEXAS          77478
(Address of principal executive offices)                    (Zip Code)

 If this form relates to the               If this form relates to the
 registration of a class of                registration of a class of
 securities pursuant to Section 12(b)      securities pursuant to Section 12(g)
 of the Exchange Act and is effective      of the Exchange Act and is effective
 pursuant to General Instruction           pursuant to General Instruction
 A.(c), please check the following         A.(d), please check the following
 box.  / /                                 box.
                                           /X/

Securities Act registration file number to which this form relates: 333-69651.

Securities to be registered pursuant to Section 12(b) of the Act:

                                        N/A


     Securities to be registered pursuant to Section 12(g) of the Act:

                                Title of each class
                                to be so registered:


                       COMMON STOCK, PAR VALUE $.01 PER SHARE

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information set forth under the heading "Description of Capital Stock" in the prospectus that is part of the Registration Statement on Form S-1 filed by the Registrant on December 23, 1998, as amended (Registration No. 333-69651), is hereby incorporated by reference.

ITEM 2.   EXHIBITS

     3.1 Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit No.
          3.1 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651).

     3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit No. 3.2 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651).

     4.1 Specimen Stock Certificate for the Registrant's Common Stock, par value $.01 per share (incorporated by reference to Exhibit No.
          4.1 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651)

     4.2 Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Registrant. (incorporated by reference to Exhibit No. 4.2 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651)

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                                     SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       NEON Systems, Inc.


                                       By: /s/ Joe Backer
                                          -------------------------------------
                                          Joe Backer
                                          President and Chief Executive Officer


Date: March 1, 1999

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                                 INDEX TO EXHIBITS

     3.1 Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit No.
          3.1 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651).

     3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit No. 3.2 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651).

     4.1 Specimen Stock Certificate for the Registrant's Common Stock, par value $.01 per share (incorporated by reference to Exhibit No.
          4.1 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651)

     4.2 Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Registrant. (incorporated by reference to Exhibit No. 4.2 from the Registrant's Registration Statement on Form S-1, Registration No. 333-69651)